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                                                                    Exhibit 10.A

                       ASSUMPTION AND AMENDMENT AGREEMENT

  This assumption and amendment agreement made and entered into as of July 24, 1996 by and among Inland Steel Industries, Inc., a Delaware corporation (Inland), Ryerson Tull, Inc., a Delaware corporation (Ryerson
Tull), and Neil S. Novich (Novich), presently residing at 431 Washington Avenue, Wilmette, Illinois.

  WHEREAS, Novich and Inland entered into two agreements on April 8, 1994, one relating to the terms of Novich's employment with Inland and its subsidiaries (the Employment Agreement) and the other relating to severance in the event that Novich's employment was terminated by Inland prior to the third anniversary of his employment (the "Severance Agreement") (collectively referred to as the "Agreements");

  WHEREAS, Novich thereafter was elected to the positions, among others, of Senior Vice President of Inland and President and Chief Operating Officer of Ryerson Tull;

  WHEREAS, Inland subsequently sold a portion of the stock of Ryerson Tull to the public;

  WHEREAS, Novich thereafter was elected President and Chief Executive Officer of Ryerson Tull and, to devote his entire efforts to Ryerson Tull, chose not to be re-elected as an officer of Inland; and

  WHEREAS, Inland, Ryerson Tull and Novich desire to assure that each of them receives the full benefit of the Agreements through June 15, 1997.

  THE PARTIES hereto agree, in consideration of the premises, the mutual agreements herein set forth and other good and valuable consideration, the receipt of which is hereby acknowledged, as follows:

         1. Ryerson Tull hereby assumes primary responsibility for performing each and every remaining obligation of Inland pursuant to the Agreements.

         2. The parties hereby agree that the term "Company" as used in the Severance Agreement and paragraphs 2 and 5 of the Employment Agreement shall mean Ryerson Tull.

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         3.  Inland will continue to be responsible for every obligation agreed to by it pursuant to the Agreements only to the extent any such obligation is not fully performed by Ryerson Tull.

         4. Paragraph 1 of the Employment Agreement is hereby amended to provide that Novich's titles will be President and Chief Executive Officer of Ryerson Tull. Novich will rely on Ryerson Tull as the primary obligor under the Agreements, and will hold Inland responsible for obligations imposed by the Agreements only if and when Ryerson Tull has refused or failed to perform such obligations.

         IN WITNESS WHEREOF, the parties have signed this Assumption and Amendment Agreement as of the date first above written.



                              -------------------------------------------------
                                       Neil S. Novich



                              RYERSON TULL, INC.

                              By:
                                   --------------------------------------------
                                       Robert J. Darnall,
                                       Chairman


                              INLAND STEEL INDUSTRIES, INC.

                              By:
                                   --------------------------------------------
                                       Robert J. Darnall,
                                       Chairman, President and
                                       Chief Executive Officer


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